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                                                                    Exhibit 23.1

                         Consent of Independent Auditors

We hereby consent to the incorporation by reference into Registration Statements on Form S-3 Nos. (333-31983, 33-47127, 333-03719, 333-71457, 333-52973) and
related prospectuses and the Registration Statement on Form S-8 (No. 333-53051) of our report dated March 30, 2001, relating to the consolidated financial statements of Sedona Corporation included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                                     /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
April 16, 2001